POLARIS GLOBAL VALUE FUND

Supplement dated December 13, 2013 to
the Prospectus dated May 1, 2013

Effective January 1, 2014, Polaris Capital Management, LLC (the "Adviser"), investment adviser to the Polaris Global Value Fund (the "Fund"), has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% through April 30, 2015. The following changes to the Prospectus will take affect on January 1, 2014:

The Annual Fund Operating Expenses table on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (1)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver and/or Expense Reimbursement(2)	(0.34)%
Net Annual Fund Operating Expenses	0.99%

(1)           Annual Fund Operating Expenses have been restated to reflect current fees.

(2)      Polaris Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% for the period January 1, 2014 through April 30, 2015 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

The sub-section entitled “Example” in the section entitled “Fees and Expenses” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$388	$696	$1,572

The third paragraph of the sub-section entitled “Investment Advisor” in the section entitled “Management” on page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or

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reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% for the period January 1, 2014 through April 30, 2015 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Address Change

All references to the Adviser's physical address are hereby deleted and replaced with 121 High Street, Boston, MA 02110-2475

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

POLARIS GLOBAL VALUE FUND

Supplement dated December 13, 2013 to
the Statement of Additional Information ("SAI") dated May 1, 2013

Effective January 1, 2014, Polaris Capital Management, LLC (the "Adviser"), investment adviser to the Polaris Global Value Fund (the "Fund"), has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% through April 30, 2015. The following changes to the SAI will take affect on January 1, 2014:

The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the first paragraph in the sub-section entitled "Fees." on page 31of the SAI in its entirety and replacing it with the following:

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% for the period January 1, 2014 through April 30, 2015 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

Address Change

All references to the Adviser's physical address are hereby deleted and replaced with 121 High Street, Boston, MA 02110-2475

*           *           *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE